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Exhibit 10.2.1

Lending Agreement

Branch of Account	Date
1205 St. Catherine Street West, Montréal, Québec H3B 1K7	August 8, 2002

        The undersigned hereby requests the Bank of Montreal (the "Bank") to provide a credit facility to the undersigned, subject to the following terms and conditions:

1.     DEFINED TERMS

        In this Agreement, unless the subject matter or context requires otherwise:

  1.01
  "Account" shall mean Account No. 2118-1108-776 at the branch designated above.

  1.02
  "Loan" shall mean at any time the aggregate of all amounts debited to the Account (including without limitation cheques, transfers, withdrawals, interest, costs, charges and fees) in excess of the aggregate of all amounts credited to the Account.

  1.03
  "Loan Limit" shall mean TWO HUNDRED AND FIFTY THOUSAND Canadian Dollars ($250,000.00) or such lesser amount as may be established by the Bank from time to time using the Lending Margin Calculation, where applicable, set out in the Addendum hereto.

  1.04
  "Loan Rate" shall mean a rate corresponding to the Prime Rate of the Bank plus TWO POINT FORTY FIVE per cent (2.45%) per annum.

  1.05
  "Prime Rate" shall mean the floating annual rate of interest established from time to time by the Bank as the base rate it will use to determine the rate of interest payable to the Bank by borrowers from the Bank in Canadian dollars in Canada and designated by the Bank as its Prime Rate. The Prime Rate on the date hereof is FOUR AND A HALF per cent (4.50%) per annum.

  1.06
  "Overdraft Rate" shall mean the annual rate of interest established from time to time by the Bank as the interest rate it will use to calculate the interest payable on overdrawn accounts and designated by the Bank as the "Overdraft Rate". The Overdraft Rate on the date hereof is TWENTY ONE per cent (21%) per annum.

  1
  07  "Facility Fee" shall mean a fixed monthly fee of $175.00 and an account management fee of ONE HUNDRED dollars ($100) (subject to revision and adjustment in six (6) months by the Bank), exclusive of monthly banking transaction fees.

2.     ACCOUNT

  2.01
  The undersigned may from time to time draw cheques on the Account, subject to the terms hereof.

  2.02
  The undersigned shall not at any time permit the Loan to exceed the Loan Limit and shall use the Account for business purposes only.

  2.03
  The Bank is authorized to debit the Account for all fees and interest required hereunder and for all costs, charges and expenses referred to in paragraph 7.01.

3.     FACILITY FEE

  3.01
  The undersigned shall pay the Facility Fee to the Bank on the last day of each month, in addition to all other fees applicable to the Account. The Facility Fee shall be payable for the credit facility provided hereunder and other standard reporting services provided by the Bank in connection with the Account.

4.     INTEREST

  4.01
  The undersigned shall, both before and after demand or judgement, pay interest at the Loan Rate on the daily closing balance of the Loan up to the Loan Limit, such interest to be calculated and payable monthly on the last day of each month.

  4.02
  The undersigned shall, both before and after demand or judgement, pay interest at the Overdraft Rate on the amount of any daily closing balance of the Loan in excess of the Loan Limit, such interest to be calculated and payable monthly on the last day of each month, but nothing herein shall oblige the Bank to permit the Loan to exceed the Loan Limit.

5.     DEMAND AND TERMINATION

  5.01
  The undersigned shall pay the Loan to the Bank ON DEMAND. The Bank may at any time terminate the credit facility provided hereunder and demand payment of the Loan by notice as herein provided.

  5.02
  THE BANK MAY REFUSE TO HONOUR ANY CHEQUE OR PERMIT ANY TRANSFER OR WITHDRAWAL FROM THE ACCOUNT UPON (A) ANY FAILURE OF THE UNDERSIGNED TO PERFORM OR SATISFY ANY TERM OR CONDITION HEREOF, (B) ANY DEFAULT BY THE UNDERSIGNED IN THE PERFORMANCE OF ANY OBLIGATION OF THE UNDERSIGNED TO THE BANK WHETHER CONTAINED HEREIN OR OTHERWISE, OR (C) THE DEATH OF ANY GUARANTOR OF ANY INDEBTEDNESS OF THE UNDERSIGNED OR RECEIPT BY THE BANK OF NOTICE OF TERMINATION OF ANY GUARANTEE OF ANY INDEBTEDNESS OF THE UNDERSIGNED OR (D) ANY DEMAND FOR PAYMENT OF THE LOAN, WHETHER OR NOT ANY TIME PERIOD HAS LAPSED AFTER THE TIME OF THE DEMAND.

6.     DOCUMENTATION

  6.01
  The undersigned shall deliver to the Bank from time to time, promptly on request, in form and substance satisfactory to the Bank:

  (a)
  any security required by the Bank; and

  (b)
  all other documents and information required by the Bank including, if applicable, all documentation and information listed in the schedule hereto or in the financing offer dated July 18, 2002 and accepted by the undersigned on July 23, 2002, as amended, renewed or replaced from time to time (the "Financing Offer");

  (c)
  Provide annual financial forecasts with working assumptions at the beginning of each fiscal year;

  (d)
  Provide annual audited financial statements of the undersigned delivered to the Bank annually within ninety (90) days of the end of the fiscal year with an update of the business plan;

  (e)
  Provide quarterly internal financial statements of the undersigned;

    (f)
    Deliver annually to the Bank a copy of the annual declaration of registration; and

    (g)
    Within twenty-five (25) days of the last calendar day of each month the following documents, dated the last working day of the month, shall be delivered to the Bank:

    (i)
    A certified aged list of accounts receivable of the undersigned clearly setting out Canadian, US and foreign accounts, insured accounts, accounts in dispute, inter-company accounts, offset accounts and the value of all higher-ranking claims (such as amounts owed to governments); and

    (ii)
    Provide a banking report on any new customer account not insured by Export Development Canada in excess of THIRTY THOUSAND dollars ($30,000).

  6.02
  Any security document delivered hereunder shall be held as additional security for the indebtedness of the undersigned for the Loan, and not in substitution or in satisfaction thereof.

  6.03
  The Bank's statement for the Account at any time shall constitute prima facie evidence of the Loan.

  6.04
  The undersigned shall submit to the Bank on request receipts or other evidence establishing payment when due of all taxes and other amounts owing by the undersigned under fiscal laws and shall deliver to the Bank within 10 days of the end of each month a certificate as to amounts owing by the undersigned at the end of such month under any fiscal law.

  6.05
  The undersigned shall immediately notify the Bank if any guarantor of the indebtedness of the undersigned to the Bank dies.

7.     COSTS

  7.01
  The undersigned shall pay all reasonable costs, charges and expenses incurred by the Bank in the preparation or enforcement of this Agreement or any security required hereunder.

8.     NOTICES

  8.01
  The Bank shall not be required to notify the undersigned of changes to the Prime Rate or the Overdraft Rate or in the Bank's calculations of the Lending Margin Calculation, if any.

  8.02
  Any request for any document or information, notice of termination, demand for payment or other notice to be sent by the Bank to the undersigned in connection with this Agreement or the Account may be delivered to the undersigned (or any one of them, if more than one), or mailed by prepaid ordinary mail to the undersigned (or any one of them, if more than one) at the last known address for the undersigned (or any one of them, if more than one) in the Bank's records, and the undersigned shall be deemed to have received such request or notice on the date of delivery, if delivered, and four (4) days after mailing, if mailed.

9.     GENERAL

  9.01
  The provisions of any addendum shall be incorporated into this Agreement and form part hereof.

  9.02
  This Agreement shall be binding upon the undersigned and the respective executors, liquidators, heirs, administrators, successors and assigns of the undersigned, but the undersigned shall not assign any of the rights or obligations of the undersigned hereunder without the prior written consent of the Bank.

  9.03
  The failure of either the undersigned or the Bank to require performance by the other of any provision hereof shall in no way affect the right thereafter to enforce such provision; nor shall the waiver by either party of any breach of any covenant, condition or proviso of this Agreement or any other agreement between the Bank and the undersigned be taken or held to be a waiver of any further breach of the same covenant, condition or proviso.

  9.04
  This Agreement shall be in addition to and not in substitution for any other agreement between the undersigned and the Bank. The undersigned agrees to comply with all its obligations under the Financing Offer including the following:

  (i)
  To maintain a minimum working capital ratio of 1.30:1 (short-term assets divided by short-term liabilities as defined by generally accepted accounting principles), calculated in accordance with the quarterly financial statements of the undersigned;

  (ii)
  To maintain a total debt to equity ratio of 2.50:1. For purposes of this calculation, total debt shall not include deferred income tax or subordinated debt. Total net tangible value includes shareholder equity and subordinated debt but not goodwill, loans granted to affiliates, amounts invested in such affiliates or other intangible assets, calculated in accordance with the quarterly financial statements of the undersigned

  9.05
  The undersigned will execute the Bank's standard form of Operation of Account Agreement or appropriate form of current account authority for the purposes of the Account. Without limiting the generality of the foregoing, the undersigned agrees that the balance shown in any statement of the Account provided to the undersigned shall be deemed to be a correct and accurate statement of the Loan as at the date of the statement, unless the undersigned has notified the Bank of errors, irregularities or omissions within the thirty-day period specified in the Operation of Account Agreement or the current account authority.

  9.06
  Time shall be of the essence of this Agreement.

  9.07
  If more than one person signs this Agreement, the obligations of the undersigned shall be joint and several and the Bank is authorized to honour any cheque drawn on the Account or pay any withdrawal from the Account to create or increase the Loan if any such cheque or withdrawal request is signed by one of the undersigned. The undersigned, if more than one, are each responsible both individually and together for all the obligations of the undersigned to the Bank pursuant to this Agreement.

ADDENDUM TO THE LENDING AGREEMENT

Lending Margin Calculation

        The following Lending Margin Calculation is applicable to the attached Lending Agreement. The calculation and the amount of the Lending Margin Calculation is at the sole and complete discretion of the Bank, and in cases of dispute, the Lending Margin Calculation calculated by the Bank shall prevail.

        The Lending Margin Calculation shall be an amount equal to a maximum of:

        For the first draw of ONE HUNDRED AND FIFTY THOUSAND dollars ($150,000) excluding the corporate MasterCard agreement in an amount of TEN THOUSAND dollars ($10,000) signed on August 8, 2002 (hereinafter called the "MC Agreement"), the total amount of i) 75% of the value allocated by the Bank to Canadian customer accounts assigned or mortgaged to the satisfaction of the Bank, and ii) 90% of the portion of Canadian, US and foreign customer accounts of the undersigned insured (by the Export Development Corporation (EDC)) assigned or mortgaged, to the satisfaction of the Bank, less the total amount of the customer accounts in dispute, inter-company accounts, holdbacks and all amounts owed to governments. Receivables related to maintenance contracts shall be excluded from the above calculation as well as the value of all claims ranking higher than the security granted to the Bank and accounts past ninety (90) days from the billing date.

        For the second draw of ONE HUNDRED THOUSAND dollars ($100,000) (the "Second Draw"), including the MC Agreement, the total lending margin shall be determined as described above.

Documents and prior conditions to Second Draw:

  •
  Receipt of the investment of SIX HUNDRED AND FIFTY THOUSAND dollars ($650,000) from the Business Development Bank of Canada and the Fonds d'investissement de la culture et des communications (FICC) or other investor,

  •
  Receipt of ONE HUNDRED AND TWENTY-FIVE THOUSAND dollars ($125,000) from Telefilm Canada; and

  •
  Confirmation of capital injection by the shareholder of at least FIFTY THOUSAND dollars ($50,000).

JEUX HEXACTO INC.
(signed)
Alexandre Taillefer

        (To be signed by Account Holders(s), or by authorized signing officer(s) in the case of a corporation, partnership or any other legal person. In the case of corporations, affix seal where applicable and type name of signatories below their signature(s).)

Accepted and agreed BANK OF MONTREAL
By:	Susan Mc Intosh

[logo] Bank of Montreal	Contract Amendment
TO: Bank of Montreal
Region	Amendment No.
Downtown Montreal	1
Branch	Account No.	Date
Drummond & Ste-Catherine	2118-1108-776	December 5, 2002

        WHEREAS the undersigned is party to a lending agreement dated August 8, 2002

        (as amended or supplemented from time to time, hereinafter referred to as the "Agreement") entered into with the Bank of Montreal (the "Bank");

        AND WHEREAS the undersigned and the Bank wish to make to such Agreement the amendments set forth below;

        THEREFORE, effective immediately, the parties agree to amend the Agreement as follows:

  1.
  Clause(s)                        of the Agreement is (are) amended to read as follows:

  2.
  The addendum to the Agreement shall read as follows:

        LENDING MARGIN CALCULATION:

        The funds available under facility No. 1 (Overdraft Borrowing) and 4 (MasterCard) are subject to a maximum of:

  •
  75% of the value allocated by the Bank to Canadian customer accounts assigned or mortgaged

  •
  90% of the portion of the Canadian, US and foreign customer accounts insured by Export Development Canada (EDC) assigned or mortgaged by the Borrower

        LESS:

  •
  customer accounts in dispute

  •
  inter-company accounts

  •
  holdbacks

  •
  all amounts owed to governments

  •
  receivables shall exclude receivables related to maintenance agreements and the value of any higher-ranking claims

  •
  accounts past 90 day from the billing date

        GENERAL REPORTS

        The following general reports are required:

        Monthly:

  •
  A certified aged list of accounts receivable of the Borrower clearly setting out Canadian, US and foreign accounts, insured accounts, accounts in dispute, inter-company accounts, offset accounts and the value of all higher-ranking claims (such as amounts owed to governments) shall be issued within 20 days of the end of each month.

  •
  Provide a banking report on any new customer account not insured by EDC (or another insurer satisfactory to the Bank) in excess of $30,000.00;

1

        Quarterly:

  •
  Internal financial statements of the Borrower delivered to the Bank within 60 days of the end of each quarter;

        Annually:

  •
  Annual financial projections with working assumptions at the start of each fiscal year;

  •
  Audited annual financial statements of the Borrower, delivered to the Bank within 120 days of the end of the fiscal year, with an update of the business plan;

  •
  A copy of the annual declaration of registration.

        All other conditions of the Agreement shall remain in effect.

JEUX HEXACTO INC.
(signed)
Per:	Alexandre Taillefer
Per:

2

[logo] Bank of Montreal	Contract Amendment
TO: Bank of Montreal
Region	Amendment No.
Downtown Montreal	2
Branch	Account No.	Date
Drummond & Ste-Catherine	2118-1108-776	April 22, 2003

        WHEREAS the undersigned is party to a lending agreement dated August 8, 2002

        (as amended or supplemented from time to time, hereinafter referred to as the "Agreement") entered into with the Bank of Montreal (the "Bank");

        AND WHEREAS the undersigned and the Bank wish to make to such Agreement the amendments set forth below;

        THEREFORE, effective immediately, the parties agree to amend the Agreement as follows:

  1.
  Clause(s) 1.03, 1.04 and 1.07 of the Agreement is (are) amended to read as follows:

  1.03
  "Loan Limit" shall mean FOUR HUNDRED THOUSAND Canadian dollars ($400,000) or such lesser amount as may be established by the Bank from time to time using the Lending Margin Calculation, where applicable, set out in the addendum hereto and subject to the prior conditions described therein.

  1.04
  "Loan Rate" shall mean a rate corresponding to the prime rate of the Bank plus ONE AND THREE QUARTERS per cent (1.75%) per annum.

  1.07
  "Facility Fee" shall mean a fixed monthly fee of ONE HUNDRED AND EIGHTY dollars ($180) and an account management fee of ONE HUNDRED dollars ($100), exclusive of monthly banking transaction fees.

  2.
  The addendum to the Agreement shall read as follows:

        LENDING MARGIN CALCULATION:

        Total advances including forward currency contracts for an amount not to exceed the equivalent of CAD$40,000 are subject to a maximum of:

  •
  75% of the value allocated by the Bank to Canadian customer accounts assigned or mortgaged

        PLUS

  •
  90% of the portion of Canadian, US and foreign customer accounts insured by Export Development Canada (EDC)

        LESS:

  •
  customer accounts in dispute

  •
  offset accounts

  •
  inter-company accounts

  •
  holdbacks

  •
  amounts owed to governments (DAS)*

  •
  receivables related to maintenance agreements

1

  •
  value of all higher-ranking claims

  •
  accounts past 90 days from the billing date (or according to the terms of the EDC insurance policy)

  •
  amount equivalent to the MasterCard authorization

        *Note: However, if Hexacto provides the bank with monthly proof that the DAS payment was made between the date of the customer account statement and the report issuance date, the DAS amount will not be deducted for margin calculation purposes.

        GENERAL REPORTS:

        The following general reports are required:

        Monthly:

        Within twenty-five (25) days of the last calendar day of each month the following documents, dated on the last business day of the month, shall be delivered to the Bank:

  •
  A certified aged list of accounts receivable of the Borrower clearly setting out Canadian, US and foreign accounts, insured accounts, accounts in dispute, inter-company accounts, offset accounts and the value of all higher-ranking claims (such as amounts owed to governments);

  •
  Provide a banking report on any new customer account not insured by EDC (or another insurer satisfactory to the Bank) in excess of $30,000;

        Quarterly:

  •
  Internal financial statements of the Borrower delivered to the Bank within 45 days of the end of each quarter;

        Annually:

  •
  Annual financial projections with working assumptions at the start of each fiscal year;

  •
  Audited annual financial statements of the Borrower, delivered to the Bank within 120 days of the end of the fiscal year, with an update of the business plan;

  •
  A copy of the annual declaration of registration.

        All other conditions of the Agreement shall remain in effect.

JEUX HEXACTO INC.
(signed)
Per:	Alexandre Taillefer
Per:

2

[logo] Bank of Montreal	Contract Amendment
TO: Bank of Montreal
Region	Amendment No.
Downtown Montreal	3
Branch	Account No.	Date
University & René-Lévesque	2118-1107-060	August 5, 2003

        WHEREAS the undersigned is party to a lending agreement dated August 8, 2002

        (as amended or replaced from time to time, hereinafter referred to as the "Agreement") entered into with the Bank of Montreal (the "Bank");

        AND WHEREAS the undersigned and the Bank wish to make to such Agreement the amendments set forth below;

        THEREFORE, effective immediately, the parties agree to amend the said Agreement as follows:

  1.
  Clause(s) 1.01 of the Agreement is (are) amended to read as follows:

  1.01
  "Account": account No. 2118-1107-060 held at the Drummond and Ste-Catherine branch.

  2.
  The addendum to the Agreement shall read as follows:

        All other conditions of the Agreement shall remain in effect.

JAMDAT MOBILE (CANADA) ULC
(signed)
Per:	Alexandre Taillefer
Per:

1

[logo] Bank of Montreal	Contract Amendment
TO: Bank of Montreal
Region	Amendment No.
Downtown Montreal	4
Branch	Account No.	Date
Drummond & Ste-Catherine	2118-1107-060	November 6, 2003

        WHEREAS the undersigned is party to a lending agreement dated August 8, 2002

        (as amended or supplemented from time to time, hereinafter referred to as the "Agreement") entered into with the Bank of Montreal (the "Bank");

        AND WHEREAS the undersigned and the Bank wish to make to such Agreement the amendments set forth below;

        THEREFORE, effective immediately, the parties agree to amend the Agreement as follows:

  1.
  Clause(s) 1.03 of the Agreement is (are) amended to read as follows:

  1.03
  "Loan Limit": FIVE HUNDRED THOUSAND Canadian dollars ($500,000) or such lesser amount as may be established by the Bank from time to time using the lending margin calculation set out below and subject to the prior conditions described therein.

  2.
  The addendum to the Agreement shall read as follows:

        LENDING MARGIN CALCULATION:

        Total advances (facility No. 1—Overdraft Borrowing including forward currency contracts for an amount not to exceed the equivalent of CAD$50,000, and facility No. 3 Corporate MasterCard) are subject to a maximum of:

  •
  75% of the value allocated by the Bank to Canadian customer accounts assigned or mortgaged

        LESS:

  •
  customer accounts in dispute

  •
  offset accounts

  •
  inter-company accounts

  •
  holdbacks

  •
  amounts owed to governments (DAS)*

  •
  receivables related to maintenance agreements

  •
  value of all higher-ranking claims

  •
  accounts past 91 days from the billing date (or according to the terms of the EDC insurance policy)

  •
  amount equivalent to the MasterCard authorization

        PLUS

  •
  90% of the portion of the customer accounts insured by Export Development Canada (EDC)

1

        PLUS

  •
  60% of US customer accounts not insured by EDC

        *Note: However, if the undersigned provides the bank with monthly proof that the DAS payment was made between the date of the customer account statement and the report issuance date, the DAS amount will not be deducted for margin calculation purposes.

        GENERAL REPORTS:

        The following general reports are required:

        Monthly:

        Within twenty-five (25) days of the last calendar day of each month, the following documents, dated on the last business day of the month, shall be delivered to the Bank:

  •
  A certified aged list of accounts receivable from the undersigned clearly setting out Canadian, US and foreign accounts, insured accounts, accounts in dispute, inter-company accounts, offset accounts and the value of all higher-ranking claims (such as amounts owed to governments);

  •
  Provide a banking report on any new customer account not insured by EDC (or another insurer satisfactory to the Bank) in excess of CAD$30,000;

        Quarterly:

  •
  Internal financial statements of the undersigned delivered to the Bank within 45 days of the end of each quarter;

        Annually:

  •
  Annual financial projections with working assumptions at the start of each fiscal year;

  •
  Audited annual financial statements of the undersigned, delivered to the Bank within 120 days of the end of the fiscal year, with an update of the business plan;

  •
  A copy of the annual declaration of registration.

        All other conditions of the Agreement shall remain in effect.

JAMDAT MOBILE (CANADA) ULC
(signed)
Per:	Alexandre Taillefer
Per:

2

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ADDENDUM TO THE LENDING AGREEMENT